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                                                                   EXHIBIT 10.47


                          FOURTH MEMORANDUM AGREEMENT



     This Fourth Memorandum Agreement ("this Agreement") is made and entered into as of 31st day of October, 1996, by and between American Dental Technologies, Inc. ("ADT"), a Delaware corporation, and Denics Co., Ltd. ("Denics"), a Japanese corporation (formerly referred to as Dental Innovate Corporation).

                                    RECITALS

     WHEREAS, ADT and DENICS entered into a Memorandum Agreement on June 10, 1993 (the "Memorandum Agreement'), as amended by an Amendment Agreement dated August 16, 1993 (the "Amendment Agreement") with respect to, inter alia, the granting of a license by ADT to DENICS for the manufacture and sale of the KCP 2000 ("KCP") and the formation of a joint venture;

     WHEREAS, ADT and DENICS entered into a Supplemental Agreement on July 27, 1993 (the "Supplemental Agreement"), as amended by a Letter Agreement dated July 27, 1993 (the "1993 Letter Agreement") and the Amendment Agreement with respect to, inter alia, the granting of a license by ADT to DENICS for the manufacture and sale of the dLase 300, 400 and 800 ("dLase") and for the PulseMaster 300, 600 and 1000 ("PulseMaster");

     WHEREAS, ADT and DENICS entered into a Letter Agreement in February 1994 (the "1994 Letter Agreement") with respect to certain purchases of PulseMasters, a loan by DENICS to ADT, and other matters;

     WHEREAS, ADT and DENICS entered into a Second Memorandum Agreement dated February 24, 1995 (the "Second Memorandum Agreement") with respect to, inter alia, certain purchases of the Products by DENICS during fiscal year 1995;

     WHEREAS, ADT AND DENICS entered into a Third Memorandum Agreement dated February 23, 1996 (the "Third Memorandum Agreement") with respect to certain purchases of Products and other matters; and

     WHEREAS, DENICS and ADT wish to clarify and provide for certain other matters;

     NOW THEREFORE, in consideration of the premises and the covenants, representations, warranties and agreements herein contained, and intending to be legally bound hereby, the parties agree as follows:

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1.   DEFINITIONS

     The term "Prior Agreements" as used herein shall refer collectively to the Memorandum Agreement, the Supplemental Agreement, the 1993 Letter Agreement, the Amendment Agreement, the 1994 Letter Agreement, the Second Memorandum Agreement, and the Third Memorandum Agreement.

2.   LICENSING FOR MANUFACTURE AND SALE OF PRODUCTS IN JAPAN

     DENICS shall have the exclusive right to assemble, manufacture and sell the Products in Japan. As used in all prior agreements, Products shall include all air abrasive and laser products which ADT manufactures, sells or has the right to manufacture or sell presently or in the future. When DENICS assembles and/or manufactures such Products, DENICS shall pay ADT a licensing fee of 6% of the distributor's retail price of any laser or other Product assembled and/or manufactured to be sold by DENICS (except those sold to ADT or its affiliated companies) and 8% of the distributor's actual retail price of any air abrasive product assembled and/or manufactured to be sold by DENICS (except those sold to ADT or its affiliated companies). In consideration for the expanded licensing of Products, all terms contained in Prior Agreements concerning royalties for products manufactured and sold by DENICS in Japan are considered completed and hereby terminated.

3.   OTHER RIGHTS

     Except as set forth above, this Fourth Supplemental Agreement does not alter or modify any other rights of DENICS or ADT under the Prior Agreements which shall be binding on the successors, assigns and affiliates of the parties.

     IN WITNESS WHEREOF, this Fourth Memorandum Agreement is executed effective on the date of approval of the ADT Board of Directors.


                                     AMERICAN DENTAL TECHNOLOGIES, INC.

                                     /s/ Ben J. Gallant
                                     -------------------------------
                                     By: Ben J. Gallant, President



                                     DENICS CO., LTD.

                                     /s/ Kengo Iwai
                                     -------------------------------
                                     By: Kengo Iwai, President